Exhibit 10.2

AMENDMENT NO. 2 to

STOCK PURCHASE AGREEMENT

THIS AMENDMENT NO. 2 to STOCK PURCHASE AGREEMENT made as of May 25, 2007 (the “Agreement”), among SK3 Group, Inc. (formerly CTT International Distributors Inc.), a corporation existing under the laws of Delaware, Reliablecom Inc., a corporation existing under the laws of Delaware, The Phone Card Warehouse, Inc., a corporation existing under the laws of Florida (“TPC”), Pradip Patel and the shareholder of TPC.

Section 3.2(a) of the Agreement is hereby amended to read in its entirety as follows:

(a)

At the election of the Seller or the Purchaser on or after September 30, 2007, if the Closing shall not have occurred by the close of business on such date, provided that the terminating party is not in default of any of its obligations hereunder;

All other terms and conditions of the Agreement remain in full force and effect and this agreement shall be governed by all other terms contained therein.

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IN WITNESS WHEREOF the parties have executed this agreement effective as of August  2, 2007.

 SK3 GROUP, INC.

By:

/s/ SAJID KAPADIA

Sajid Kapadia

President

RELIABLECOM  INC.

By:

/s/ SAJID KAPADIA

Sajid Kapadia

President

THE PHONE CARD WAREHOUSE, INC.

By:

/s/ KAUSHIKA PATEL

Kaushika Patel

President

SELLER:

/s/ KAUSHIKA PATEL

Kaushika Patel

/s/ PAREDIP PATEL

Pradip Patel

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